Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree to the joint filing on behalf of each of them of the Statement on Schedule 13D with respect to the Class A Ordinary Shares of Jianpu Technology Inc., and any further amendments to such statement on Schedule 13D executed by each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on August 10, 2018.

SEQUOIA CAPITAL CV IV HOLDCO, LTD.

By: Sequoia Capital CV IV Senior Holdco, Ltd.

Its Member

By: Sequoia Capital China Venture Fund IV, L.P.

Its Member

By: SC China Venture IV Management, L.P.

Its General Partner

By: SC China Holding Limited

Its General Partner

/s/ Nan Peng Shen

Name: Nan Peng Shen

Title: Authorized Signatory

SEQUOIA CAPITAL CV IV SENIOR HOLDCO, LTD.

By: Sequoia Capital China Venture Fund IV, L.P.

Its Member

By: SC China Venture IV Management, L.P.

Its General Partner

By: SC China Holding Limited

Its General Partner

/s/ Nan Peng Shen

Name: Nan Peng Shen

Title: Authorized Signatory

SEQUOIA CAPITAL CHINA VENTURE FUND IV, L.P.

By: SC China Venture IV Management, L.P.

Its General Partner

By: SC China Holding Limited

Its General Partner

/s/ Nan Peng Shen

Name: Nan Peng Shen

Title: Authorized Signatory

SC CHINA VENTURE IV MANAGEMENT, L.P. By: SC China Holding Limited Its General Partner /s/ Nan Peng Shen Name: Nan Peng Shen Title: Authorized Signatory

SEQUOIA CAPITAL CHINA GF HOLDCO III-A, LTD.

By: Sequoia Capital China Growth Fund III, L.P.

Its Sole Shareholder

By: SC China Growth III Management, L.P.

Its General Partner

By: SC China Holding Limited

Its General Partner

/s/ Nan Peng Shen

Name: Nan Peng Shen

Title: Authorized Signatory

SEQUOIA CAPITAL CHINA GROWTH FUND III, L.P.

By: SC China Growth III Management, L.P.

Its General Partner

By: SC China Holding Limited

Its General Partner

/s/ Nan Peng Shen

Name: Nan Peng Shen

Title: Authorized Signatory

SC CHINA GROWTH III MANAGEMENT, L.P. By: SC China Holding Limited Its General Partner /s/ Nan Peng Shen Name: Nan Peng Shen Title: Authorized Signatory

SC CHINA HOLDING LIMITED /s/ Nan Peng Shen Name: Nan Peng Shen Title: Authorized Signatory

SNP CHINA ENTERPRISES LIMITED /s/ Nan Peng Shen Name: Nan Peng Shen Title: Authorized Signatory

NAN PENG SHEN /s/ Nan Peng Shen Name: Nan Peng Shen